Organization and nature of operations	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and nature of operations

1. Organization and nature of operations

The Company was incorporated in the British Virgin Islands (BVI) on May 18, 2021. On August 17, 2021, the Company completed a redomicile merger with its predecessor company, Moxian, Inc, wherein it acquired all the assets, liabilities, rights, obligations and operations of the latter and its subsidiaries, through an exchange of an identical number of shares.

On December 28, 2021 in a Special Meeting of shareholders, the Company approved the issue of up to 20 million new ordinary shares of the Company, at a price of $2.50 per share to certain non-US based accredited investors. On February 11, 2022 the Company completed this private placement and issued 16 million new shares, raising $40 million, which it would use in bitcoin mining in order to diversify its business operations. Of the issue proceeds, $29.8 million was used to purchase and ship relevant equipment from China and the balance deployed as working capital.

On March 5, 2022 a number of machines were installed and operational at a site near Buffalo in New York State, USA. The bulk of the equipment was shipped to Columbus in the State of Georgia and mining commenced in late May. However, due to poor prices for bitcoin and high electricity charges, mining operations ceased temporarily at both sides by June 2022 whilst efforts intensified in the search for a more cost-effective site.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities:

Name of entity	Background	Ownership
Abit Hong Kong Limited (formerly known as Woodland Corporation Limited)	Investment Holding	100% owned by Moxian (BVI) Inc
Abit USA, Inc.	Bitcoin Mining	100% owned by Abit Hong Kong Limited
Beijing Bitmatrix Technology Co. Ltd	In-house Support Services	100% owned by Abit Hong Kong Limited